ASSET MANAGEMENT FUND

              SUPPLEMENT DATED AUGUST 18, 2003 AND OCTOBER 1, 2003
                        TO PROSPECTUS DATED MARCH 1, 2003

         The second paragraph under "Short U.S. Government Fund - Principal Investment Strategies" on page 8 of the prospectus is replaced with the following:

         The Fund invests only in high quality fixed and variable rate assets (including assets subject to repurchase agreements) and under normal market conditions, invests primarily in U.S. Government obligations, which consist of obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities. Under normal market and interest rate conditions, the Fund seeks to maintain a minimum duration of a 1-Year U.S. Treasury Note, and a maximum duration equal to that of a 3-Year U.S. Treasury Note. The Fund has no restriction as to the minimum or maximum maturity of any particular investment held by it. Other investments include bankers' acceptances, certificates of deposit and other time deposits and savings accounts.

         The second paragraph under "Intermediate Mortgage Fund - Principal Investment Strategies" on page 10 of the prospectus is replaced with the following:

         The Fund invests, under normal market conditions, primarily in intermediate-term, mortgage-related investments issued or guaranteed by the U.S. Government and its agencies or instrumentalities, paying fixed or adjustable rates of interest. The Fund has no restriction as to the minimum or maximum maturity of any particular investment held. Under normal market and interest rate conditions, the Fund seeks to maintain a minimum duration of a 2-Year U.S. Treasury Note, and a maximum duration equal to that of a 4-Year U.S. Treasury Note.

         The second paragraph under "U.S. Government Mortgage Fund - Principal Investment Strategies" on p. 12 of the prospectus is replaced with the following:

         The Fund invests, under normal market conditions, primarily in mortgage-related securities paying fixed or adjustable rates of interest issued or guaranteed by the U.S. Government or issued or guaranteed by U.S. Government agencies or instrumentalities. The Fund has no restriction as to the minimum or maximum maturity of any particular instrument held. Under normal market and interest rate conditions, the Fund seeks to maintain a minimum duration of a 2-Year U.S. Treasury Note, and a maximum duration equal to that of a 6-Year U.S. Treasury Note.

         The first paragraph under the caption "Net Asset Value" on page 18 of the Trust's Prospectus is replaced with the following:

         For all Funds other than the Money Market Fund, the net asset value per share fluctuates daily. It is determined by dividing the value of all securities and all other assets, less liabilities, by the number of shares outstanding. Fund assets are


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         valued at market value using market quotations or prices obtained from an independent pricing service. For certain securities, the Board of Trustees has approved the use of a matrix pricing system developed by the Adviser that the Board believes reflects the fair value of such securities. Short-term instruments maturing within 60 days may be valued at amortized cost, provided that the Board of Trustees determines that amortized cost represents fair value.

         The following is added under the caption "Investing in the Funds" in the Prospectus:

         Anti-Money Laundering Program. The Trust is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Trust may be required to hold the account of an investor if the investor appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a government agency.

         Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, street address, taxpayer identification number or other identifying information for investors who open an account with the Trust. Financial institutions as defined at 31 U.S.C. 5312(a)(2) regulated by a federal functional regulator or a bank regulated by a state bank regulator are not subject to the customer identification requirements. The Trust may also ask to see other identifying documents. Applications without this information may not be accepted and orders will not be processed. Pending verification of the investor's identity, the Trust will require a signature guarantee in order to process redemption requests. The Trust reserves the right to place limits on transactions in any account until the identity of the investor is verified; to refuse an investment in the Trust or involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. The Trust and its agents will not be responsible for any loss resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.



                              ASSET MANAGEMENT FUND
                              230 W. Monroe Street
                             Chicago, Illinois 60606